EDWARD JONES MONEY MARKET FUND

(the “Fund”)

Supplement dated December 9, 2022

to the

Statement of Additional Information (the “SAI”)

dated June 28, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

At the meeting of the Board of Trustees (the “Board”) of the Fund held on December 1 - 2, 2022, the Board took the following actions with respect to the Trustees and Executive Officers of the Fund:

1.	Accepted the resignation of William E. Fiala as a Trustee of the Fund effective as of December 31, 2022; and

2.	Appointed Gregory M. Rees as the Assistant Secretary of the Fund effective as of December 2, 2022.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.	Effective as of December 31, 2022, all references to Mr. Fiala in the SAI as a current member of the Board are hereby deleted.

2.	Effective immediately, the following row is hereby added to the “Officers of the Trust” section of the table under the caption entitled “Trustees and Officers” in the SAI:

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Gregory M. Rees (Born: 1987)	Assistant Secretary	Indefinite Term; Since December 2022	Associate General Counsel at Edward Jones (since 2021); Assistant Vice President at State Street Bank & Trust Company (2019-2021); Fund Administration Legal Contractor for State Street Bank & Trust Company (2017-2019).	N/A	N/A

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